POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Richard J. Berthy and Trudance L.C. Bakke to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Nathan Adler
Nathan Adler

Dated as of March 14, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Richard J. Berthy and Trudance L.C. Bakke to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Bradden Bakker
Bradden Bakker

Dated as of March 14, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Richard J. Berthy and Trudance L.C. Bakke to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Joseph Bree
Joseph Bree

Dated as of March 14, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Richard J. Berthy and Trudance L.C. Bakke to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ John Keffer
John Keffer

Dated as of March 14, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Richard J. Berthy and Trudance L.C. Bakke to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ John Wakely
John Wakely

Dated as of March 14, 2016